Exhibit 99.1
4th Annual Wachovia Energy Pipeline Symposium December 6, 2005 Sunoco Logistics Partners L.P.

Forward-Looking Statements Statements made in this presentation that are not historical facts are forward-looking statements. We believe the assumptions underlying these statements are reasonable, but caution you that such forward- looking statements involve risks that may affect our prospects and performance, causing actual results to differ from those discussed here. Such risks and uncertainties include: our ability to consummate announced acquisitions and integrate them into existing operations; our ability to complete internal growth projects; the ability of such acquisitions and internal growth projects to be cash-flow accretive; increased competition; changes in demand for crude oil we buy and sell, as well as for crude oil and refined products we store and distribute; the loss of a major customer; changes in our tariff rates; changes in throughput of third-party pipelines connected to our pipelines and terminals; changes in levels of environmental remediation spending; potential equipment malfunction; potential labor relations problems; the legislative or regulatory environment; plant construction/repair delays; and political and economic conditions, including the impact of potential terrorists acts and international hostilities. These and other applicable risks and uncertainties are described more fully in our Third Quarter Form 10-Q (filed with the Securities and Exchange Commission on November 3, 2005). We undertake no obligation to update publicly any forward-looking statements in this presentation, whether as a result of new information or future events.

Sunoco Logistics Partners Overview Formed in February 2002 IPO by Sunoco, Inc. Sunoco is the G.P. and largest unitholder (47.9% ownership including 2% G.P. interest) Diversified master limited partnership (MLP) 1,740 miles of refined product pipelines 2,240 miles of crude trunk pipelines 35 refined product terminals and 12.5 million barrel crude oil terminal Ownership interest in 5 product and crude oil pipelines Current enterprise value of $1.3 billion Conservative balance sheet: 61% equity; 39% debt Rated BBB/Baa2 by S&P and Moody's 3

Distribution Summary LP / GP Split (%) 50 / 50 75 / 25 85 / 15 98 / 2 Current distribution of $2.70 (7.0% yield at $37.95 per unit) Distribution (per unit) 50.0% Distribution Growth 4

BUSINESSES

Asset Portfolio Asset Portfolio 6

Financial and Operational Measures Eastern Pipeline Eastern Pipeline Terminals Western Pipeline Revenue (LTM) $109 MM $112 MM $112 MM $4,164 MM EBITDA (LTM) $ 45 MM $ 50 MM $ 50 MM $ 21 MM Miles of Pipeline 1,863 2,120 # Terminals 40 40 7

EBITDA by Business Segment Western Crude System Terminal Facilities Eastern Pipeline System 18 42 41 14.7 32.8 34.1 $44.8 mm $21.4 mm $50.2 mm Eastern Pipeline System 39% Western Crude System 18% Terminal Facilities 43% Total LTM EBITDA of $116.4 million See slide 25 for EBITDA to operating income reconciliation. LTM is latest 12 months to September 30, 2005 8

FINANCIAL OVERVIEW

Historical Financial Results ($millions) EBITDA 2003 2004 LTM 2005 East 47.7 45.3 44.8 Terminals 41.4 47.9 50.2 West 17.5 16.1 21.4 Total EBITDA 106.6 109.3 116.4 Interest Expense (20.0) (20.3) (20.8) Maintenance Capex (25.6) (23.8) (28.1) Unusual Events - - 4.2 Free Cash Flow 61.0 65.2 71.7 GP Interest (1.2) (3.0) (4.6) Net to LPs 59.8 62.2 67.1 Period end dist'n ($/unit) $2.20 $2.50 $2.70 Coverage Ratio 1.3x 1.1x 1.1x See slide 25 for EBITDA to operating income reconciliation. LTM is latest 12 months to September 30, 2005. 10

Capitalization ($ millions) As of 9/30/05 Debt 7.25% Notes (matures 2012) 250 fixed $300 MM Revolver (matures 2010) 83 floating Cash (7) Net Debt 326 Debt / Total Capital 39% Debt / LTM EBITDA 2.8x LTM EBITDA / Interest 5.6x Rating: BBB / Baa2 (S&P, Moody's) Stable, Investment Grade Target Capitalization: 60% Equity / 40% Debt 11

Distributable Cash Flow Growth

Growth in Distributable Cash Flow Direction Organic Growth: Maximize potential of current asset base Acquisitions: Capacity for organic growth Investments Made Since IPO Organic $ 52 MM Acquisitions $ 234 MM Total $ 286 MM 13

Nederland Terminal/Crude Pipelines Hub Strategy NM TX OK LA AR Texas City Bay Town Freeport, Wharfage Facilities St. James Corpus Christi Ohio ET 10" WTG Longview/ Shreveport To Ohio ET 10" WTG Longview/ Shreveport Midland Mesa / WTG Permian Basin Offshore Gulf of Mexico WTG NEDERLAND Wichita Falls Mid Valley Cushing Drumright Lake Charles Lake Charles Ponca City Ponca City Tulsa Tulsa Gary Wms VLO Ardmore Ardmore McKee Borger Corsicana 14

Organic Projects (On Line 2006) Investment Eastern System $27 MM Ethanol Conversion-Terminals Ultra Low Sulfur Diesel New Tanks Western System $26 MM New Tanks Connections-Nederland Connections-Pipeline Total Investments $ 53 MM Growth in 2006 Cash Flow (pre-financing) $ 18 MM 15

Organic Projects (On Line 2007) Investment Eastern System $16 MM Canadian Crude Pipeline Expansion Pipeline Expansion Western System $30 MM New Tanks Connections-Pipeline Total Investments $ 46 MM Growth in 2007 Cash Flow (pre-financing) $ 10 MM 16

Summary - Growth Initiatives Owned assets and acquisitions have yielded organic growth Strong organic growth will be online in 2006 and 2007 New Investment - $99 MM New Cash Flows - $28 MM (pre-financing) Acquisitions will provide new platforms to pursue growth initiatives 17

SXL S&P 500 Index 10-Year U.S. Treasury MLP Peers (1) 2/5/2002 1 1 1 1 2/6/2002 1.115 0.994 1.008 0.995 2/7/2002 1.141 0.991 1.006 0.992 2/8/2002 1.146 1.006 0.997 0.992 2/11/2002 1.143 1.02 1 0.99 2/12/2002 1.136 1.016 1.015 0.989 2/13/2002 1.135 1.026 1.02 0.993 2/14/2002 1.12 1.024 1.011 0.993 2/15/2002 1.114 1.013 0.993 1 2/18/2002 1.114 1.013 0.993 1 2/19/2002 1.107 0.994 0.997 0.997 2/20/2002 1.091 1.007 0.996 0.999 2/21/2002 1.079 0.992 0.995 0.998 2/22/2002 1.069 1 0.987 0.998 2/25/2002 1.074 1.018 0.991 1.004 2/26/2002 1.086 1.018 1.005 0.998 2/27/2002 1.091 1.018 0.987 0.993 2/28/2002 1.025 1.015 0.993 0.96 3/1/2002 1.012 1.038 1.015 0.961 3/4/2002 1.056 1.059 1.021 0.963 3/5/2002 1.077 1.052 1.023 0.978 3/6/2002 1.086 1.067 1.029 0.995 3/7/2002 1.091 1.062 1.064 1.006 3/8/2002 1.086 1.068 1.086 1.006 3/11/2002 1.096 1.072 1.087 1.013 3/12/2002 1.101 1.069 1.084 1.012 3/13/2002 1.109 1.059 1.075 1.011 3/14/2002 1.138 1.058 1.103 1.012 3/15/2002 1.158 1.07 1.093 1.014 3/18/2002 1.145 1.069 1.083 1.012 3/19/2002 1.148 1.074 1.088 1.011 3/20/2002 1.109 1.057 1.101 1.009 3/21/2002 1.081 1.058 1.098 1.004 3/22/2002 1.101 1.054 1.1 1.004 3/25/2002 1.101 1.038 1.103 1.004 3/26/2002 1.086 1.045 1.089 0.999 3/27/2002 1.086 1.05 1.089 1.007 3/28/2002 1.094 1.053 1.104 1.009 3/29/2002 1.094 1.053 1.104 1.009 4/1/2002 1.116 1.052 1.107 1.018 4/2/2002 1.131 1.043 1.091 1.005 4/3/2002 1.131 1.033 1.078 0.999 4/4/2002 1.129 1.033 1.076 0.99 4/5/2002 1.12 1.03 1.062 0.988 4/8/2002 1.128 1.032 1.069 0.989 4/9/2002 1.13 1.026 1.063 0.988 4/10/2002 1.135 1.037 1.067 0.999 4/11/2002 1.156 1.013 1.062 0.995 4/12/2002 1.156 1.019 1.053 0.995 4/15/2002 1.158 1.012 1.048 1.001 4/16/2002 1.16 1.035 1.057 1.005 4/17/2002 1.15 1.033 1.066 1.009 4/18/2002 1.158 1.032 1.063 1.014 4/19/2002 1.178 1.032 1.062 1.024 4/22/2002 1.16 1.016 1.056 1.025 4/23/2002 1.16 1.01 1.055 1.027 4/24/2002 1.16 1.003 1.04 1.033 4/25/2002 1.165 1.001 1.037 1.032 4/26/2002 1.18 0.987 1.033 1.018 4/29/2002 1.175 0.978 1.041 1.017 4/30/2002 1.18 0.988 1.039 1.019 5/1/2002 1.185 0.997 1.033 1.014 5/2/2002 1.165 0.995 1.043 1.021 5/3/2002 1.161 0.985 1.034 1.021 5/6/2002 1.162 0.966 1.036 1.02 5/7/2002 1.17 0.963 1.035 1.012 5/8/2002 1.156 0.999 1.064 1.007 5/9/2002 1.153 0.984 1.057 1.009 5/10/2002 1.156 0.968 1.047 1.01 5/13/2002 1.148 0.986 1.065 1.014 5/14/2002 1.155 1.007 1.08 1.016 5/15/2002 1.136 1.001 1.072 1.016 5/16/2002 1.156 1.008 1.059 1.012 5/17/2002 1.146 1.015 1.069 1.014 5/20/2002 1.148 1.002 1.059 1.012 5/21/2002 1.122 0.991 1.051 1.012 5/22/2002 1.106 0.996 1.041 1.006 5/23/2002 1.114 1.007 1.051 1.005 5/24/2002 1.109 0.994 1.049 1.007 5/27/2002 1.109 0.994 1.049 1.007 5/28/2002 1.096 0.986 1.048 0.997 5/29/2002 1.084 0.98 1.036 0.99 5/30/2002 1.081 0.977 1.027 0.981 5/31/2002 1.114 0.979 1.029 0.989 6/3/2002 1.081 0.955 1.028 0.976 6/4/2002 1.039 0.955 1.022 0.963 6/5/2002 1.066 0.963 1.029 0.966 6/6/2002 1.047 0.944 1.022 0.961 6/7/2002 1.094 0.943 1.033 0.958 6/10/2002 1.086 0.946 1.029 0.959 6/11/2002 1.052 0.93 1.018 0.962 6/12/2002 1.035 0.936 1.01 0.959 6/13/2002 1.037 0.926 1 0.966 6/14/2002 1.085 0.924 0.98 0.969 6/17/2002 1.104 0.951 0.99 0.97 6/18/2002 1.102 0.952 0.989 0.976 6/19/2002 1.106 0.936 0.965 0.971 6/20/2002 1.111 0.923 0.985 0.963 6/21/2002 1.099 0.908 0.971 0.956 ___________________________ MLP Composite includes APL, BPL, EEP, EPD, ETP, GTM, HEP, KMP, KPP, MMLP, MMP, MWE, NBP, PAA, PPX, TCLP, TPP, VLI and XTEX. Sunoco Logistics (SXL) Unit Price 18 11/30/05

Sunoco Logistics Partners L.P. Conclusion Since IPO Compounded Annual Distribution Growth +10.7% - 2005 year to date + 8.0% Share Price Increase +87.4% Future Strong Organic Growth Potential Organization Focused Toward Growth 19

Sunoco Logistics Partners L.P.

Western Crude Oil System LTM Revenues of $4.2 billion 18% of LTM EBITDA Lease Crude Acquisition Fill Western pipelines Minimal commodity price exposure 2,120 miles of crude oil trunk lines in Oklahoma and Texas Less than 525 miles of gathering lines 43.8% interest in West Texas Gulf, a 579-mile crude oil pipeline Operator effective January 1, 2005 Acquired Texas crude oil pipeline and storage facilities from ExxonMobil on August 1, 2005 for $100 million $17 million, 20-mile pipeline being built from Wortham, TX to Corsicana, TX Appendix 21

Eastern Pipeline System LTM Revenue of $109 million 39% of LTM EBITDA Acquired additional 1/3rd interest in Harbor Pipeline in June 2004 Refined product pipelines (1,740 miles), located in the Northeast U.S. Transports refined products from Sunoco's Philadelphia area and Toledo refineries and other third parties 123 mile, 160,000 bpd crude oil pipeline being expanded by 30,000 bpd Equity interest in four product pipelines Explorer (9.4%) Wolverine (31.5%) West Shore (12.3%) Yellowstone (14.0%) Appendix 22

Terminal Facilities LTM Revenue of $112 million 43% of LTM EBITDA Acquired: Eagle Point, NJ docks and truck rack in March 2004; product terminals located in Baltimore, MD and Manassas, VA in April 2004; and Columbus, OH product terminal in November 2004 Nederland Texas Crude Oil Terminal One of the largest on shore crude facilities in US 12.5 million barrel capacity - being expanded by 1.1 million barrels 35 Refined Product Terminals located in 8 states 5.9 million barrel capacity 1.0 million barrel Inkster Michigan Terminal: LPG storage Refinery Terminals 5.5 million barrel capacity Service Sunoco, Inc. Philadelphia refineries Appendix 23

Texas Crude Oil Pipeline Acquisition XOMPL 16" Acquisition SXL Owned or Operated Assets 20-mile Pipeline Construction XOMPL 20" MVPL (Operated by SXL) XOMPL 12" Acquisition Kilgore Appendix 24

EBITDA Reconciliation ($ millions) Year ended December 31, LTM September 30, 2003 2004 2005 EBITDA (1) East 47.7 45.3 44.8 Terminals 41.4 47.9 50.2 West 17.5 16.1 21.4 106.6 109.3 116.4 Depreciation and amortization (27.2) (31.9) (32.8) Operating Income 79.5 77.4 83.7 Management of the Partnership believes EBITDA and distributable cash flow information enhances an investor's understanding of a business' ability to generate cash for payment of distributions and other purposes. In addition, EBITDA is also used as a measure in the Partnership's $300 million revolving credit facility in determining its compliance with certain covenants. However, there may be contractual, legal, economic or other reasons which may prevent the Partnership from satisfying principal and interest obligations with respect to indebtedness and may require the Partnership to allocate funds for other purposes. EBITDA and distributable cash flow do not represent and should not be considered alternatives to net income, operating income or cash flows from operating activities as determined under United States generally accepted accounting principles and may not be comparable to other similarly titled measures of other businesses. (1) Earnings before interest, taxes, depreciation and amortization Appendix 25